UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):  July 19, 2005


                                HUMAN BIOSYSTEMS
             (Exact name of registrant as specified in its charter)

                                   000-28413
                            (Commission File Number)

           California                                      77-0481056
 (State or other jurisdiction             (I.R.S. Employer Identification No.)
   of incorporation or organization)

                    1127 Harker Avenue, Palo Alto, CA 94301
          (Address of Principal Executive Offices Including Zip Code)

       Registrant's telephone number, including area code: (650) 323-0943

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
========================================================================
Item 8.01 Other Events

On July 19, 2005, Human Biosystems ("HBS") issued an Exchange Offer to its Reg S stockholders in Germany to exchange one share of HBS common stock for each of the shares of Reg S Stock outstanding before or upon the de-listing date when the Reg S Stock is no longer tradable. This Exchange Offer is only applicable to HBS Reg S stockholders in Germany. See the attached copy of the Offer.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired: Not Applicable
(b)	Pro Forma Financial Information: Not Applicable
(c)	Exhibits: The following exhibits are included as part of this report:

Exhibit No.	 Description
--------------  ---------------
99.1		Exchange Offer, dated July 19, 2005


SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: July 19, 2005


HUMAN BIOSYSTEMS


By:	/s/ Harry Masuda
        -----------------
         Harry Masuda
	 President and CEO